Exhibit 10.1

合 同 编 号 ：T05225082900008

Contract No.:T05225082900008

福建农信

Fujian Fuqing Huitong Rural Commercial Bank Co., LTD

流动资金借款合同

Working Capital Loan Contract

(2024年版)

(2024 Edition)

签约重要提示

Important Notice for Signing the Contract

为了维护贵单位的权益，请贵单位在签署本合同之前仔细阅读， 检查并确认以下事宜：

In order to protect the rights and interests of your company, please carefully read, check and confirm the following matters before signing this contract:

一 、贵单位有权签署本合同，若依法需要取得他人同意的，贵 单位已经取得充分授权；

Your company has the right to sign this Contract. If it is necessary to obtain consent from others according to law, your company has obtained full authorization;

二 、贵单位已经认真阅读并充分理解合同条款，并特别注意了 其中有关责任承担、免除或限制贷款人责任和加黑字体部分内容；

Your company has carefully read and fully understood the terms and conditions of the contract, and paid special attention to the contents related to liability assumption, exemption or limitation of the lender’s liability and the part in black font;

三 、贷款人已经就本合同做了相关条款说明，贵单位对本合同 条款的含义及相应法律后果已全部通晓并充分理解，并愿意接受这 些条款约定；

The Lender has explained the relevant terms of this Contract, and your company has fully understood and understood the meaning of the terms of this contract and the corresponding legal consequences, and is willing to accept these terms;

四 、贵单位确保提供的贷款材料真实、合法和有效，并愿为提 供内容的真实性、合法性和有效性承担法律责任。

Your company ensures that the loan materials provided are true, legal and effective, and is willing to assume legal responsibility for the authenticity, legality and effectiveness of the contents provided.

流 动 资 金 借 款 合 同

Working Capital Loan Contract

立约人信息：见本合同专用条款第七条。

Information of the parties: see Article 7 of the special provisions of this contract.

根据国家有关法律法规，借贷双方经协商一致，订立本合同。本合同由一般条款 和专用条款组成。

In accordance with the relevant national laws and regulations, the lending and lending parties have reached an agreement through consultation to enter into this contract. This contract consists of general terms and special terms.

一 般 条 款

General terms and conditions

第一条本合同借款金额、期限、利率等见专用条款第八条。

Article 1 The loan amount, term and interest rate hereof are set forth in Article 8 of the special provisions.

一、借款人、共同借款人共同承诺：本合同项下借款的金额、用途、期限、利率和还款方式等以借款借据、电子记录为准。凡使用借款人账户和密码并通过贷款人提 供的业务平台(营业柜台、网上银行、手机银行、自助终端等)实施的借、还款操作，均视为借款人办理，其法律后果由借款人、共同借款人共同承担，借款人无须逐笔签 订借款借据，并以贷款人的电子记录为准，除非借款人、共同借款人有证据证明贷款 人业务平台安全可靠性存在问题。借款借据、电子记录作为本合同的组成部分，与本 合同具有同等法律效力。借款借据、电子记录不再送达共同借款人。

Joint commitment of the Borrower and the Co-Borrowers: The amount, purpose, term, interest rate and repayment method of the loan hereunder shall be subject to the loan IOU and electronic records. All borrowing and repayment operations that use the borrower’s account and password and are carried out through the business platform (business counter, online banking, mobile banking, self-service terminal, etc.) provided by the lender shall be regarded as handled by the borrower, and the legal consequences shall be borne by the borrower and the co-borrower. The borrower does not need to sign the loan IOU one by one, and the electronic records of the lender shall prevail. Unless the borrower and co-borrower have evidence to prove that the security and reliability of the lender’s business platform are problems. The loan IOU and electronic record shall be an integral part of this contract and have the same legal effect as this contract. Borrowing ious, electronic records are no longer served on co-borrowers.

二、贷款市场报价利率指中国人民银行授权全国银行间同业拆借中心公布的贷款 市场报价利率。如遇中国人民银行利率政策调整，按其规定执行。

The loan market quoted interest rate refers to the loan market quoted interest rate published by the National Inter-bank Lending Center authorized by the People’s Bank of China. In case of adjustment of the interest rate policy of Bank of China, such provisions shall be followed.

三、本合同贷款执行利率按贷款市场报价利率调整时，贷款人不另行通知借款人、 共同借款人。

If the execution interest rate of the loan hereunder is adjusted according to the quoted interest rate in the loan market, the Lender shall not notify the Borrower or the co-borrower separately.

四 、贷款人有权决定采用积数计息法或逐笔计息法计息。

The lender shall have the right to decide to use the accumulative method of interest calculation or the tranche method of interest calculation.

五、贷款人在下列条件满足时发放贷款：

The Lender grants the loan when the following conditions are met:

(一)借款人提供交易合同等符合贷款人要求的资金用途证明材料；

The borrower shall provide transaction contracts and other materials to prove the use of funds that meet the requirements of the lender;

(二)担保人已办妥担保手续，抵、质押物需办理保险的已办理了相关保险；

The guarantor has completed the guarantee procedures, and the relevant insurance has been handled if the collateral or pledge needs to be insured;

(三)贷款人要求的其他贷款发放条件。

Other conditions for loan disbursement as required by the lender.

六、贷款资金支付

Payment of loan funds

(一)本合同贷款资金支付选择以下方式：

The loan funds hereunder shall be paid in the following ways:

1.贷款人受托支付。指贷款人根据借款人的提款申请和支付委托，将贷款资金支 付给符合合同约定用途的借款人交易对象。具有以下情形之一的流动资金贷款，应采 用贷款人受托支付方式：

The lender is entrusted to pay. It means that the lender pays the loan funds to the borrower’s transaction objects in line with the purposes agreed in the contract according to the borrower’s withdrawal application and payment authorization. Working capital loans under any of the following circumstances shall be paid as entrusted by the lender:

(1)与借款人新建立信贷业务关系且借款人信用状况一般；

Newly established credit business relationship with the borrower and the borrower’s credit status is average;

(2)支付对象明确且向借款人某一交易对象单笔支付金额超过一千万元人民币；

The payment object is clear and the single payment amount to a certain transaction object of the borrower exceeds RMB 10 million;

(3)贷款人认定的其他情形。

Other circumstances determined by the Lender.

2.借款人自主支付。指贷款人根据借款人的提款申请，将贷款资金直接发放至借 款人账户，由借款人自主支付给符合合同约定用途的借款人交易对象。贷款自主支付 后，借款人应定期报告或告知贷款人贷款资金支付情况。

The borrower pays independently. It means that the lender directly issues the loan funds to the borrower’s account according to the borrower’s withdrawal application, and the borrower independently pays the loan funds to the borrower’s transaction objects that meet the purposes agreed in the contract. After the loan is paid independently, the borrower shall regularly report or inform the lender of the payment of the loan funds.

(二)借款人应按贷款人要求提供贷款资金支付情况、交易合同等资金用途证明 材 料 。

The borrower shall, as required by the lender, provide the payment of the loan funds, transaction contracts and other materials to prove the use of the funds.

(三)贷款人有权按合同约定对贷款资金支付进行监督、管理和控制，有权审核、 检查借款人提交的贷款支付申请、资金用途证明材料与实际用途是否相符。流动资金贷款不得用于股东分红，以及金融资产、固定资产、股权等投资；不得用于国家禁止生产、经营的领域和用途。

The lender shall have the right to supervise, manage and control the payment of loan funds as agreed herein, and shall have the right to examine and inspect whether the application for loan payment and the proof materials for the use of funds submitted by the borrower are consistent with the actual use. Working capital loans shall not be used for shareholders’ dividends, financial assets, fixed assets, equity and other investment; It shall not be used in any field or use prohibited by the state for production or business operation.

(四)如借款人以化整为零方式规避贷款人受托支付，贷款资金使用出现异常， 贷款人有权改变贷款资金发放、支付的条件和方式，或按借款人违约处理。

If the borrower avoids the entrusted payment by the lender in parts and the use of the loan funds is abnormal, the lender shall have the right to change the conditions and methods for the issuance and payment of the loan funds, or treat it as the default of the borrower.

七、借款人、共同借款人提前偿还本金，应提前15日向贷款人提交申请，事先 征得贷款人同意。贷款人有权根据实际情况安排提前还款日。借款人、共同借款人应 于提前还款日执行提前还款计划，结清提前还款本金及所产生的利息、已到期的其他 款 项 。

For early repayment of principal, the Borrower and the co-borrower shall submit an application to the Lender 15 days in advance and obtain the consent of the Lender in advance. The lender has the right to arrange the early repayment date according to the actual situation. The borrower and the co-borrower shall implement the prepayment plan on the prepayment date to settle the prepayment principal, the interest generated and other payments that have been due.

第二条借款人、共同借款人权利和义务

Article 2 Rights and obligations of the Borrower and co-borrowers

一 、借款人、共同借款人在此共同指定由借款人作为本合同项下贷款资金的接收方和指示支付方。贷款人根据本约定向借款人支付贷款资金或按借款人的指示(委托) 支付贷款资金即视为已向共同借款人履行了贷款支付义务。借款人及共同借款人对该 债务承担共同清偿责任。借款人有权按合同约定取得和使用借款，未经贷款人书面同意，不得改变借款用途。

The Borrower and the Co-Borrower hereby jointly designate the Borrower as the recipient and direct payer of the loan funds hereunder. The payment of the loan funds by the Lender to the Borrower in accordance with this Agreement or the payment of the loan funds in accordance with the instructions (entrustment) of the Borrower shall be deemed to have fulfilled the loan payment obligation to the co-borrower. The borrower and the co-borrower shall be jointly liable for the repayment of the debt. The borrower shall have the right to obtain and use the loan in accordance with the contract, and shall not change the purpose of the loan without the written consent of the lender.

二 、按合同约定履行债务，在还款日当日18:00前足额归还借款本息。借款人、 共同借款人如需展期，应在借款到期日前15日向贷款人提出书面申请，经贷款人同 意后，签订借款展期协议。展期贷款利率按累计期限档次确定。

Perform the debt as agreed in the contract and repay the principal and interest of the loan in full before 18:00 on the repayment date. If the borrower and the co-borrower need to extend the loan, they shall submit a written application to the lender 15 days prior to the maturity date of the loan, and sign a loan extension agreement with the consent of the lender. The interest rate of extended loans shall be determined according to the cumulative maturity grade.

三 、按贷款人要求提供真实、准确、完整、合法有效的收入、资产证明、环境和 社会风险报告及财务报表，以及所有开户社(行)的账号和其他相关资料。如需开增 值税发票，应提供开票信息等材料。

As required by the lender, provide true, accurate, complete, legal and valid income and asset certificates, environmental and social risk reports and financial statements, as well as the account numbers of all the opening institutions (banks) and other relevant information. If VAT invoices are required, invoicing information and other materials shall be provided.

四 、接受贷款人对其生产经营、财务活动、借款使用等情况的检查监督。

Accept the lender’s inspection and supervision over its production and operation, financial activities and use of borrowings.

五、不得恶意转移资产、抽逃资金、擅自转让股份，以逃避本合同债务。

It shall not maliciously transfer assets, withdraw funds or transfer shares without authorization to evade debts hereof.

六 、为其他债务提供担保，应事先通知贷款人，并不得影响贷款人债权实现；未经贷款人书面同意，不得以本合同借款所形成的资产为其他债务提供担保。

The provision of security for other debts shall be notified to the lender in advance and shall not affect the realization of the creditor’s rights; Without the written consent of the Lender, the assets formed by the borrowings hereunder shall not be used to provide security for other debts.

七、申请变更名称、法定代表人、章程、经营地址、经营范围、注册资本金等事项，须提前10日书面通知贷款人。

When applying for change of name, legal representative, articles of association, business address, business scope, registered capital and other matters, the lender shall be notified in writing 10 days in advance.

八 、借款人实施以下行为，应提前30日书面通知贷款人，征得贷款人同意，并 落实贷款人认可的债务清偿责任或提前清偿本合同项下债务：

If the Borrower commits any of the following acts, it shall notify the Lender in writing 30 days in advance, obtain the consent of the Lender, and fulfill the debt repayment obligations recognized by the Lender or pay off the debts hereunder in advance:

(一)经营体制或产权组织形式发生或可能发生变化，包括但不限于承包、租赁、 股份制改造、联营、合并、兼并、分立、合资、产权转让、对外投资、实质性增加债 务融资、申请停业整顿、申请解散、申请破产等；

Changes occur or may occur in the business system or the form of property rights organization, including but not limited to contracting, leasing, shareholding reform, joint venture, merger, merger, division, joint venture, transfer of property rights, foreign investment, substantial increase in debt financing, application for suspension of business for rectification, application for dissolution, application for bankruptcy, etc.;

(二)签订对其经营和财务状况有重大影响的合同；

Entering into contracts that have a material impact on its operations and financial condition;

(三)为自身其他债务或他人提供担保；

Providing security for its own other debts or others;

(四)以出售、赠与、出租、出借、转移等方式处分重要资产；

Disposing of important assets by means of sale, gift, lease, loan or transfer;

(五)其他足以引起本合同之债权债务关系变化或影响贷款人债权实现的行为。

Other acts sufficient to cause changes in the creditor’s rights and liabilities hereunder or affect the realization of the creditor’s rights.

九 、借款人、共同借款人发生以下情形的，应在发生或可能发生之日起3日内书 面通知贷款人，并落实贷款人认可的债权保全措施或提前清偿债务：

If any of the following circumstances occurs, the Borrower or the co-borrower shall notify the Lender in writing within 3 days from the date of occurrence or possible occurrence, and implement the creditor’s rights preservation measures approved by the Lender or pay off the debts in advance:

(一)停产、歇业、注销登记、被吊销营业执照；

Suspension of production, cessation of business, cancellation of registration, or revocation of business license;

(二)法定代表人或主要负责人、实际控制人从事违法活动、涉及诉讼或仲裁等；

The legal representative or principal responsible person or actual controller is engaged in illegal activities, involved in litigation or arbitration, etc.;

(三)经营困难、财务状况恶化，突破约定财务指标，发生交叉违约事件、环境 和社会风险等；

Operating difficulties, deterioration of financial conditions, exceeding agreed financial indicators, occurrence of cross-default events, environmental and social risks, etc.

(四)名称、章程、法定代表人、住所地、经营范围变更等事项；

Change of name, articles of association, legal representative, domicile, business scope and other matters;

(五)借款人与其控股股东及其他关联企业间发生关联交易(包括但不限于关联 购销合同、租赁、原料供应、资金往来等),或其关联方关系发生变更，或其控股股 东及其他关联单位经营或财务方面出现恶化；

Related party transactions (including but not limited to related purchase and sale contracts, leases, supply of raw materials, capital transactions, etc.) occur between the borrower and its controlling shareholders and other affiliated enterprises, or the relationship between its related parties changes, or the operation or financial deterioration of its controlling shareholders and other affiliated units;

(六)对借款人履行本合同债务产生不利影响的其他情形。

Other circumstances that will adversely affect the performance of the obligations of the Borrower under this Contract.

十、本合同项下的担保发生不利于贷款人债权的变化时，借款人、共同借款人应及时告知贷款人，并按贷款人的要求及时提供贷款人认可的其他担保。

In the event of any change in the guarantee hereunder that is detrimental to the creditor’s rights of the Lender, the Borrower and the co-borrowers shall promptly inform the Lender and provide other guarantee recognized by the Lender in a timely manner as required by the Lender.

本款所称“变化”包括但不限于：担保人停产、歇业、解散、停业整顿、被撤销、 被吊销营业执照、申请或被申请破产；担保人的经营或财务状况恶化；担保人涉及诉 讼或仲裁案件；担保物的价值减少或可能减少，被征收(用)、被查封、被扣押、被 冻结或被采取其他强制措施；担保人在担保合同项下有违约行为；担保人与借款人发生争议；担保人要求解除担保合同；担保合同未生效或无效或被撤销；担保物权不成立或无效；或影响贷款人债权安全的其他事件等。

The “change” referred to in this paragraph includes but is not limited to: the guarantor ceases production, goes out of business, disband, goes out of business for rectification, is revoked, has its business license revoked, applies for or is filed for bankruptcy; Deterioration in the business or financial condition of the guarantor; The guarantor is involved in litigation or arbitration cases; The value of the security is reduced or may be reduced, expropriated (used), sealed up, distrained, frozen or subject to other compulsory measures; There is a breach by the guarantor under the guarantee contract; A dispute arises between the guarantor and the borrower; The guarantor requests to terminate the guarantee contract; The guarantee contract is not effective or invalid or revoked; The real right of security is not established or invalid; Or other events affecting the security of the creditor’s rights, etc.

十一、承担与本合同及本合同项下担保有关的保险、运输、登记、保管、鉴定、 公证、公告等所有费用，以及贷款人为实现债权所支付的一切费用等(包括但不限于 诉讼费、仲裁费、办案费、律师服务费、律师代理费、财产保全费、公告费、评估费、 鉴定费、公证费、申请执行费、保管费、拍卖费、变卖费、处置费、差旅费、电讯费 及其他实现债权的必要费用),但抵(质)押登记费、抵(质)押评估费、强制执行 公证费、抵押物财产保险费用等国家有专门规定或双方另有约定的除外。

Bear all expenses of insurance, transportation, registration, custody, appraisal, notarization and announcement in connection with this Contract and the guarantee hereunder; And all expenses paid by the lender for the realization of the creditor’s rights (including but not limited to legal costs, arbitration fees, case handling fees, lawyer’s service fees, lawyer’s agency fees, property preservation fees, notice fees, evaluation fees, appraisal fees, notary fees, application execution fees, storage fees, auction fees, selling fees, disposal fees, travel expenses and telecommunications fees And other necessary expenses for the realization of creditor’s rights), except for those specially stipulated by the state or otherwise agreed by both parties, such as the registration fee for offsetting (pledging) pledge, the evaluation fee for offsetting (pledging) pledge, the notary fee for compulsory enforcement, and the insurance fee for the property of the mortgage.

十二、借款人承诺贷款人有权根据借款人资金回笼情况提前收回贷款。

The Borrower undertakes that the lender has the right to recover the loan in advance according to the repayment of the borrower’s funds.

十三、授权贷款人从借款人、共同借款人在福建农村信用社系统(含农商银行) 开立的账户划收每期应还款本息及其他应付款项。

The lender is authorized to transfer the principal, interest and other payments payable for each installment from the account opened by the borrower and the co-borrower in Fujian Rural Credit Cooperative System (including Rural Commercial Bank).

十四、授权贷款人向通讯运营商、福建省金服云征信有限责任公司、调解组织、 仲裁机构等相关部门及第三方平台提供借款人、共同借款人的姓名、身份证号、曾用 手机号等个人信息以便查询获取借款人、共同借款人的联系电话、联系地址等用于用 户触达、合法催收、调解、仲裁和征信信息报送。同意通讯运营商在贷款人、调解组 织、仲裁机构联系借款人、共同借款人时进行通话录音并保存。

The lender is authorized to provide the name, ID number, used mobile phone number and other personal information of the borrower and co-borrower to the communication operator, Fujian Financial Service Cloud Credit Investigation Co., LTD., mediation organization, arbitration institution and other relevant departments and third-party platforms for the purpose of querying and obtaining the contact number and address of the borrower and co-borrower Household access, legal collection, mediation, arbitration and credit investigation information submission. Agree that the communication operator shall record and save the call when the lender, mediation organization and arbitration institution contact the borrower or joint borrower.

第三条 贷款人权利和义务

Article 3 Rights and obligations of the Lender

一 、有权要求借款人、共同借款人提供有关生产经营情况、环境和社会风险报告、

财务会计报表等资料，对借款人、共同借款人生产经营、环境保护和社会风险管理、 财务活动、借款使用等情况进行检查监督。

The right to request the borrower and the co-borrower to provide information on the production and operation situation, environmental and social risk reports, financial and accounting statements and other materials, and to inspect and supervise the production and operation, environmental protection and social risk management, financial activities and use of borrowings of the borrower and the co-borrower.

二、在借款人、共同借款人履行本合同约定义务的前提下，按合同约定及时足额 发放贷款，但因国家政策调整等非贷款人原因的除外。

On the premise that the Borrower and the co-borrower perform the obligations agreed herein, the loan shall be granted in full and timely amount as agreed herein, except for reasons other than those of the Lender, such as adjustment of national policies.

三、如借款人、共同借款人未按约定还款(包括贷款人按合同约定宣布贷 款提前到期),贷款人有权查询借款人、共同借款人在福建农村信用社系统(含农商 银行)开立的账户，并从账户中直接冻结或划收人民币或其他币种相应款项(包括债 权本金、利息、罚息、复利、违约金、损害赔偿金、生效法律文书迟延履行的加倍利 息及贷款人为实现债权所支付的一切费用，包括但不限于诉讼费、仲裁费、办案费、 律师服务费、律师代理费、财产保全费、公告费、评估费、鉴定费、公证费、申请执 行费、保管费、拍卖费、变卖费、处置费、差旅费、电讯费及其他实现债权的必要费 用)。贷款人应通知(但无须提前通知)借款人、共同借款人有关冻结或扣划款项的 内容。如冻结或扣划款项为外币，贷款人有权按冻结或扣划时福建农村信用社系统(含 农商银行)公布外汇牌价的银行买入价折算为人民币清偿。如借款人、共同借款人对 贷款人负有本合同以外的债务，贷款人有权决定上述划收款项用于清偿债务的顺序或 类别。借款人、共同借款人主动还款情况下，贷款人有权决定清偿债务的顺序或类别。

If the Borrower and the co-borrower fail to repay the loan as agreed (including the lender announcing the early maturity of the loan as agreed in the contract), the Lender shall have the right to inquire the account opened by the borrower and the co-borrower in Fujian Rural Credit Cooperative System (including Rural Commercial Bank), And directly freeze or transfer from the account the corresponding amount in RMB or other currencies (including the principal, interest, penalty interest, compound interest, liquidated damages, damages, double interest for delayed performance of effective legal documents and all expenses paid by the lender to realize the creditor’s right). Including but not limited to legal costs, arbitration fees, case handling fees, lawyer’s service fees, lawyer’s agency fees, property preservation fees, notice fees, evaluation fees, appraisal fees, notary fees, application execution fees, storage fees, auction fees, selling fees, disposal fees, travel expenses, telecommunications fees and other necessary expenses for the realization of creditor’s rights). The Lender shall notify (but need not notify in advance) the Borrower and the co-borrower of the contents of the freeze or deduction. If the frozen or deducted amount is in foreign currency, the lender shall have the right to convert the amount into RMB according to the bank purchase price of the foreign exchange quotation published by Fujian Rural Credit Cooperative System (including Rural Commercial Bank) at the time of freezing or deduction. If the Borrower or the co-borrower owes debts to the Lender other than this Contract, the Lender shall have the right to determine the order or category in which the aforesaid transfer shall be used to settle the debts. In the case of voluntary repayment by the borrower or co-borrower, the lender has the right to decide the order or category of repayment of the debt.

四 、贷款人有权监测合同约定的借款人资金回笼账户资金进出情况。如发现资金往来异常及借款人经营、管理、财务及资金流向等预警情况，贷款人有权采取要求借 款人整改、提前收回贷款、要求借款人追加担保或下调贷款风险分类等措施。

The lender has the right to monitor the inflow and outflow of funds in the borrower’s fund recovery account as agreed in the contract. If abnormal capital transactions and early warning situations such as the borrower’s operation, management, finance and capital flow are found, the lender shall have the right to require the borrower to rectify, recover the loan in advance, require the borrower to provide additional guarantee or reduce the loan risk classification.

五、按借款人、共同借款人要求，对其生产经营有关的商业秘密及其他应当保密的信息保密，但贷款人内部使用及国家另有规定的除外。

To keep confidential, as required by the Borrower and the co-borrower, the trade secrets related to its production and operation and other information that should be kept confidential, except for the Lender’s internal use and otherwise stipulated by the State.

六、贷款人有权根据法律法规和本合同约定，参与借款人、共同借款人大额融资、资产出售以及兼并、分立、股份制改造、破产清算等活动，维护贷款人债权。

The Lender shall have the right to participate in large-amount financing, asset sale, merger, division, joint-stock reform, bankruptcy liquidation and other activities of the Borrower and co-borrowers to safeguard the creditor’s rights in accordance with laws and regulations and provisions hereof.

七、贷款期间借款人、共同借款人的年度财务状况应保持或优于贷款申请时上一年度的财务状况。当借款人、共同借款人的财务指标恶化时，贷款人有权书面要求借 款人、共同借款人在规定的期限内予以改善；规定的期限内借款人、共同借款人若不 能改善的，贷款人有权停止发放尚未发放的贷款及提前宣布贷款到期并收回全部贷款本息 。

The annual financial position of the Borrower and the co-borrower during the term of the Loan shall maintain or be better than the financial position of the previous year at the time of the loan application. When the financial indicators of the Borrower and the co-borrower deteriorate, the lender shall have the right to request the borrower and the co-borrower in writing to make improvement within the prescribed time limit; If the borrower and the co-borrower fail to improve within the prescribed time limit, the lender has the right to stop issuing the unissued loan, announce the maturity of the loan in advance and recover all the principal and interest of the loan.

八、借款人、共同借款人应保持良好的信用状况，如贷款期间借款人在人民银行 征信系统中发生新的不良记录，贷款人有权停止发放尚未发放的贷款及提前宣布贷款 到期收回全部贷款本息。

The borrower and the co-borrower shall maintain a good credit standing. If the borrower has a new bad record in the credit investigation system of the People’s Bank of China during the loan period, the lender shall have the right to stop issuing the unissued loan and announce in advance that the loan is due to recover all the principal and interest of the loan.

九、贷款人有权决定债权本金、利息、罚息、复利、违约金或相关费用的清偿顺 序。

The lender shall have the right to determine the order of repayment of the principal, interest, penalty interest, compound interest, liquidated damages or related expenses of the creditor’s rights.

十、因贷款人不可预测或无法控制的系统故障、设备故障、通讯故障、供电停止 等不可抗力或意外事故，导致借款人、共同借款人无法办理借款、还款、查询，各方 互不负责任，但贷款人应及时通知借款人、共同借款人并尽力修复，降低借款人、共同借款人损失。

If the Borrower and the co-borrower are unable to borrow, repay or make inquiries due to force majeure or accidents such as system failure, equipment failure, communication failure and power supply stoppage that are unpredictable or beyond the control of the Lender, the parties shall not be liable to each other, provided that the Lender shall timely notify the Borrower and the co-borrower and try its best to repair them so as to reduce the loss of the Borrower and the co-borrower.

十一、贷款人在办理贷款业务过程中通过营业网点现场或手机银行、网上银行、 微信银行等线上方式收集的合同当事人身份信息、财产信息、账户信息等将仅用于办 理贷款或提供担保需要。贷款人承诺在经营过程中将按照法律法规规定和各方约定的 用途、范围、方式、目的使用合同当事人信息。

The identity information, property information and account information of the parties to the contract collected by the lender in the process of handling the loan business through on-site business outlets or online means such as mobile banking, online banking and wechat banking shall only be used for handling the loan or providing guarantee. The lender undertakes to use the information of the parties in the course of operation in accordance with the provisions of laws and regulations and the purposes, scope, methods and purposes agreed by the parties.

十二、有权向通讯运营商、福建省金服云征信有限责任公司、调解组织、仲裁机 构等相关部门及第三方平台提供借款人、共同借款人的姓名、身份证号、曾用手机号 等个人信息以便查询获取借款人、共同借款人的联系电话、联系地址等用于用户触达、 合法催收、调解、仲裁和征信信息报送。同意通讯运营商在贷款人、调解组织、仲裁 机构联系借款人、共同借款人时进行通话录音并保存。

Have the right to provide the name, ID number, used mobile phone number and other personal information of the borrower and co-borrower to communication operators, Fujian Financial Service Cloud Credit Investigation Co., LTD., mediation organizations, arbitration institutions and other relevant departments and third-party platforms in order to query and obtain the contact number and address of the borrower and co-borrower for user access. Legal collection, mediation, arbitration and credit investigation information submission. Agree that the communication operator shall record and save the call when the lender, mediation organization and arbitration institution contact the borrower or joint borrower.

★★第四条发生下列情形之一，贷款人有权单独或同时行使以下权利：要求违 约人限期纠正；改变贷款资金支付方式和条件；停止发放贷款，宣布贷款提前到期并 收回；调整贷款利率；压降授信额度；下调风险分类；要求借款人、共同借款人追加 担保；向银行业监管单位、银行业协会、借款人近亲属、共同借款人近亲属通报违约 人违约行为，通过贷款人微信公众号等媒体实行公告催收；采取其他资产保全措施； 解除合同。

★★ Article 4 Under any of the following circumstances, the lender shall have the right to exercise the following rights individually or simultaneously: to require the defaulter to rectify within a time limit; Changing the payment method and conditions of loan funds; To stop granting loans, announce early maturity of loans and collect them; Adjusting loan interest rates; Pressure drop credit line; Downgrade risk classification; Require additional guarantees from borrowers and co-borrowers; Notify the banking regulatory authority, banking association, close relatives of the borrower and close relatives of the co-borrower of the defaulter’s breach, and implement announcement collection through the lender’s wechat official account and other media; Adopt other asset preservation measures; Rescind the contract.

(一)借款人、共同借款人在本合同项下任何一笔贷款本金逾期或利息逾期10 日(含)以上。

The Borrower and the co-borrower are more than 10 days (inclusive) overdue in principal or interest of any of the loans under this Contract.

(二)借款人、共同借款人在贷款人的其他债务本金逾期或利息逾期30日(含) 以上。

The Borrower and the co-borrower are more than 30 days (inclusive) overdue in principal or interest of other debts with the Lender.

(三)借款人、共同借款人未经贷款人书面同意，擅自改变借款用途。

The borrower and the co-borrower change the purpose of the loan without the written consent of the lender.

(四)借款人、共同借款人收入发生不利变化。

Adverse changes in the income of the Borrower and the co-borrower.

(五)借款人、共同借款人受到暂停营业、被吊销营业执照等行政处罚，生产经 营发生重大不利变化。

The borrower and the co-borrower are subject to administrative penalties such as suspension of business or revocation of business license, and major adverse changes occur in production and operation.

(六)借款人、共同借款人从事违法活动。

The borrower and the co-borrower engage in illegal activities.

(七)借款人、共同借款人涉及诉讼、被执行。

The borrower and the co-borrower are involved in litigation or are executed.

(八)借款人、共同借款人信用状况下降，出现逃废债务、失联等情形。

The credit status of the borrower and the joint borrower declines, and the borrower escapes and cancels debts or loses contact.

(九)借款人、共同借款人丧失或可能丧失履约能力。

The Borrower or co-borrower loses or may lose the ability to perform the contract.

(十)为本合同项下债务提供担保的抵(质)押物发生价值减少、毁损、灭失、 被拆除、被查封、被冻结等情形。

The value of the pledge (pledge) used to guarantee the debts hereunder is reduced, damaged, lost, dismantled, sealed up or frozen, etc.

(十一)借款人、共同借款人发生本合同第二条第八款约定的情形。

The borrower and the co-borrower have any of the circumstances specified in paragraph 8 of Article 2 hereof.

(十二)借款人、共同借款人或保证人发生本合同第二条第九款、第十款的任何 情形。

The Borrower, the co-borrower or the guarantor have any of the circumstances described in Article 2, paragraph 9 and paragraph 10 hereof.

(十三)借款人、共同借款人违约、未遵守承诺事项，明确表示或以自己的行为 表明不履行本合同项下的义务。

The Borrower or the co-borrower breaches or fails to comply with its commitments, expressly states or indicates by its own actions that it does not perform its obligations hereunder.

(十四)借款人、共同借款人任何其他债务、担保、赔偿责任到期不能履行。

The Borrower and the co-borrower fail to perform any other debts, guarantees or liability for compensation when due.

(十五)借款人、共同借款人未经贷款人书面同意，采用转让、转移、析产等方式转移财产。

The Borrower or the co-borrower transfers the property by means of assignment, transfer or property analysis without the written consent of the Lender.

(十六)借款人、共同借款人申贷文件信息失真，或未按贷款人要求及时提供真实、完整、有效的资料。

The information in the loan application documents of the borrower or the co-borrower is distorted, or the borrower fails to provide true, complete and valid materials in time as required by the lender.

(十七)借款人、共同借款人不按照本合同约定提取和支付借款款项，借款款项使用出现异常。

The borrower and the co-borrower fail to draw and pay the loan funds in accordance with the provisions hereof, and the use of the loan funds is abnormal.

(十八)借款人、共同借款人违反本合同约定或相关监管规定，以化整为零方式 规避受托支付，或未按约定方式进行贷款资金支付。

The borrower or the co-borrower violates the provisions hereof or relevant regulatory provisions, avoids the entrusted payment by breaking up the whole into parts, or fails to pay the loan funds in accordance with the agreed manner.

(十九)借款人、共同借款人指定的放款账户或支付对象账户被有权机关冻结或 止付。

The lending account or payment object account designated by the borrower or co-borrower is frozen or stopped by the competent authority.

(二十)借款人、共同借款人或保证人参与洗钱、电信网络诈骗活动，或者为他 人实施洗钱、电信网络诈骗活动提供产品、服务等帮助。

The borrower, co-borrower or guarantor participates in money laundering or telecommunications and network fraud activities, or provides products, services or other assistance for other persons to carry out money laundering or telecommunications and network fraud activities.

(二十一)国家有关行业、信贷等政策作出调整的。

Adjustments are made to the policies of the State in relation to industries and credit.

(二十二)贷款人认为影响或可能影响贷款人债权实现的其他情形。

Other circumstances that the lender deems to affect or may affect the realization of the lender’s creditor’s rights.

第五条其他约定事项

Article 5 Other Agreed Matters

一 、借款人、共同借款人承诺：贷款人有权向银行业监管单位、银行业协会报送 借款人、共同借款人违约失信信息；借款人、共同借款人自愿接受贷款人等银行业金 融机构联合采取调减或停止授信，停止开立新的结算账户，停办借款人、共同借款人 新的信用卡等联合失信惩戒维权措施。

Commitment of the Borrower and the co-borrower: The lender has the right to report the information of the borrower and the co-borrower’s breach of trust to the banking regulatory authority and the banking association; The borrower and the co-borrower voluntarily accept the lender and other banking financial institutions to jointly reduce or stop granting credit, stop opening new settlement accounts, stop handling the borrower and the co-borrower’s new credit cards and other joint punishment and rights protection measures for truth-breaking.

二 、借款人、共同借款人怠于行使对第三方的债权或者与该债权有关的从权利, 影响贷款人的债权实现的，贷款人有权行使代位权，借款人、共同借款人自愿放弃针 对贷款人的抗辩。

If the borrower or the co-borrower delays in exercising the creditor’s right to a third party or the subordinate right related to the creditor’s right, which affects the realization of the creditor’s right of the lender, the lender shall have the right to exercise the right of subrogation, and the borrower or the co-borrower shall voluntarily give up the defense against the lender.

三 、第三人代借款人、共同借款人履行本合同项下相关义务及责任的，应经贷款 人同意。贷款人拒绝第三人代为履行，不免除借款人、共同借款人的违约责任。贷款 人同意或不知情情况下接受第三人代为履行，不代表贷款人同意承担本合同约定以外 的义务，包括但不限于债权债务资料的移交、诉讼及期间维护、抵质押登记等的维持 等。

The performance of relevant obligations and liabilities under this Contract by a third party on behalf of the Borrower or the co-borrower shall be subject to the consent of the lender. If the lender refuses to perform on behalf of a third party, it shall not exempt the borrower and the joint borrower from liability for breach of contract. The lender’s consent or acceptance of performance by a third party without its knowledge shall not mean that the lender agrees to undertake obligations other than those agreed herein, including but not limited to the transfer of creditor’s rights and debts materials, litigation and maintenance during the period, and maintenance of pledge registration, etc.

四 、贷款人有权将借款人、共同借款人的信用信息(包括违约不良信息)提供给 金融信用信息基础数据库和其他依法设立的征信机构；可以根据国家有关规定，通过 金融信用信息基础数据库和其他依法设立的征信机构查询、打印、保存符合相关规定 的借款人、共同借款人的信用报告，包括在贷款存续期间对借款人、共同借款人进行 贷后风险管理查询。查询获得的信用报告限用于中国人民银行颁布的《个人信用信息 基础数据库管理暂行办法》等规定用途范围。

The lender shall have the right to provide the credit information of the borrower and the co-borrower (including the non-performing information of default) to the basic database of financial credit information and other credit investigation agencies established according to law; In accordance with the relevant regulations of the state, the credit reports of borrowers and joint borrowers that meet the relevant regulations may be inquired, printed and saved through the basic database of financial credit information and other legally established credit investigation agencies, including post-loan risk management inquiries of borrowers and joint borrowers during the duration of loans. The credit reports obtained from the inquiry shall be used within the scope of use prescribed in the Interim Measures for the Management of Basic Database of Personal Credit Information promulgated by the People’s Bank of China.

五、法律文书等送达地址

Address for Service of Legal Documents

合同各方约定：以合同当事人的户籍地址和本合同专用条款第七条约定的邮寄地 址、联系电话(含手机短信)、传真、电子邮箱、微信号以及中国审判流程信息公开网、全国统一送达平台、移动微法院、人民法院在线服务等电子方式作为人民法院、 仲裁、调解等机构或组织送达诉讼、仲裁、调解等法律文书及合同当事人向其他各方 送达有关法律文书、通知、文件、邮件等的送达地址和方式。上述送达地址和方式适 用于人民法院、仲裁、调解等机构或组织处理案件的全部程序，包括一审、二审、再审、执行程序、特别程序、督促程序及公示催告程序，也适用于借款人、共同借款人 在贷款人处申请的其他授信产品(包括但不限于贷款、信用卡、普惠金融卡、准贷记 卡等),任意一种方式送达均视为送达。

The parties hereto agree that: The people’s court shall be the household address of the parties to the contract, the mailing address, contact number (including mobile phone SMS), fax, E-mail, wechat account, China Trial Process Information Disclosure Network, national Unified Service platform, mobile micro court, online service of the people’s court and other electronic means as follows: The address and method of service of legal documents such as litigation, arbitration and mediation by arbitration or mediation institutions or organizations and the service of relevant legal documents, notices, documents and mail by the parties to the contract to other parties. The above address and method of service shall be applicable to all procedures of the people’s court, arbitration, mediation and other institutions or organizations to handle cases, including first instance, second instance, retrial, execution procedure, special procedure, supervision procedure and public urging procedure. It also applies to other credit products (including but not limited to loans, credit cards, inclusive finance cards, quasi-credit cards, etc.) applied by the borrower and co-borrower at the lender, and shall be deemed to have been delivered in any way.

合同当事人的送达地址等联系方式如有变更，应在5日内书面通知有关各方。如 因合同当事人提供的送达地址等联系方式无效或不完整，或变更后未及时书面通知贷 款人，或当事人及相关人员拒绝接收，或因当事人自身非不可抗力的任何因素导致法 律文书、通知、文件、邮件等无法接收，视同合同当事人已收到各方当事人、人民法 院、仲裁、调解等机构或组织寄送的相关文书。以邮寄方式送达的，回执上注明的收 件日期或邮寄文件退回之日为文件签收之日；以传真、电子邮件、微信信息、手机短 信、手机银行、网上银行、录音电话、中国审判流程信息公开网、全国统一送达平台、 移动微法院、人民法院在线服务等数据电文形式发送相关文书的，除法律另有规定外， 发送之日即视为送达和收到之日。电子送达若需提供“回证”的，可以送达内容及信 息成功发送的手机截图或电脑屏幕截图等作为电子送达的“回证”形式。

If there is any change in the service address and other contact information of the parties, they shall notify the parties concerned in writing within 5 days. If the service address and other contact information provided by the parties are invalid or incomplete, or the lender is not notified in writing in time after the change, or the parties and relevant personnel refuse to receive it, or the legal documents, notices, documents, emails and other documents cannot be received due to any factor other than force majeure of the parties themselves, It shall be deemed that the parties to the contract have received the relevant documents sent by the parties, the people’s court, arbitration, mediation and other institutions or organizations. If it is served by mail, the date of receipt indicated on the return receipt or the date of return of the mailed documents shall be the date of receipt of the documents; Where relevant documents are sent in the form of data messages such as fax, E-mail, wechat message, mobile phone short message, mobile banking, online banking, recorded telephone calls, China Trial Process Information Disclosure Network, National Unified Service Platform, mobile micro court, and People’s Court online service, the date of sending shall be deemed to be the date of service and receipt, unless otherwise provided by law. If a “reply” is required for electronic service, the mobile phone screenshot or computer screen shot of the content and information successfully sent can be used as the form of “reply” for electronic service.

送达文件如无文件签收日期，则邮寄的文件在邮寄后的第7日即视为送达和收到 之日；专递的文件在专递人员送达对方住所地之日即视为送达和收到之日。

If there is no signature date for the documents served, the mailed documents shall be deemed as the date of service and receipt on the 7th day after mailing; The documents delivered by Courier shall be deemed to be served and received on the date when the Courier delivers them to the domicile of the other party.

第六条 声明条款

Article 6 Declaration of Terms

一、借款人、共同借款人清楚地知悉贷款人的经营范围、授权权限。

The Borrower and the co-borrower are clearly aware of the business scope and authorization authority of the Lender.

二、借款人、共同借款人已阅读本合同所有条款，贷款人已对本合同所有条款进 行详尽说明，并着重就合同中的黑体字部分向借款人做了特别的说明和解释。借款人、 共同借款人对合同的全部条款及法律后果已全面充分理解且均无疑义，并对有关权利 义务和责任限制或免除条款的法律含义有准确无误的理解，对所有条款的法律后果已全面充分理解。

The Borrower and the Co-Borrowers have read all the terms of this Contract, and the Lender has given a detailed explanation of all the terms of this Contract, and has made special explanations and explanations to the Borrower with emphasis on the bold words in this Contract. The Borrower and the co-Borrower have fully and undoubtedly understood all the terms and legal consequences of the Contract, and have accurately and accurately understood the legal meaning of the relevant terms of limitation or exemption of rights, obligations and liabilities, and have fully and fully understood the legal consequences of all terms.

三 、借款人、共同借款人保证具有独立或经合法授权签署和履行本合同的民事权 利能力和民事行为能力，否则应赔偿贷款人的全部损失。

The Borrower and the co-Borrower warrant that they have the capacity for civil rights and civil conduct to sign and perform this Contract independently or legally authorized, failing which, they shall compensate the Lender for all losses incurred.

四 、借款人、共同借款人承诺贷款资金不得用于从事股本权益性投资，不得用于 股东分红，不得用于购买股票、有价证券、期货、理财产品等金融产品或金融衍生品， 不得用于购买房产等固定资产，不得用于借贷牟取非法收入，不得用于监管机构禁止 银行贷款进入或支持的领域，不得用于其他违反国家法律、政策规定的领域。

The loan funds promised by the Borrower and the co-borrower shall not be used for equity investment, dividends to shareholders, purchase of stocks, securities, futures, financial products and other financial products or financial derivatives, purchase of real estate and other fixed assets, or seek illegal income through borrowing. It shall not be used in the fields prohibited by the regulatory authorities to enter or support the Bank’s loans, and shall not be used in other fields that violate the provisions of national laws and policies.

专 用 条 款

Special Terms and Conditions

第七条 立约人信息

Article 7 Information of the contracting parties

借款人：浦城县绿康尔食品有限责任公司

Borrower: Pucheng Green Health Food Co., LTD

证件名称及号码：营业执照 91350722761768161P

Certificate name and number: Business License 91350722761768161P

法定代表人：陈小华 授权代理人：

Legal representative: Chen Xiaohua Authorized Agent:

法律文书等送达地址：①邮寄地址浦城县莲塘镇九秋村(经营场所：浦城县马莲 河东路16号)

Address for service of legal documents: ① Mailing address Jiuqiu Village, Liantang Town, Pucheng County (Business place: No. 16 Malianhe East Road, Pucheng County)

②联系电话 Contact number [•]

③电子邮箱 E-mail address

④传 真Fax

⑤微信号Wechat account

共同借款人Joint borrowers：

证件名称及号码Certificate Name and Number：

法律文书等送达地址Address for service of legal documents：

①邮寄地址Mailing address

②联系电话 Contact number

③电子邮箱 E-mail address

④传 真Fax

⑤微信号Wechat account

贷款人：浦城县农村信用合作联社城郊信用社

Lender: Pucheng County Rural Credit Cooperative Union Suburban Credit Cooperative

法定代表人：黄森亮 授权代理人：

Legal representative: Huang Senliang Authorized Agent:

法律文书等送达地址：①邮寄地址 浦城县千里马路187号

②联系电话Contact number [•]

③电子邮箱 E-mail address

④传 真Fax

⑤微信号Wechat account

第八条 贷款人同意向借款人、共同借款人发放以下内容贷款

Article 8 The Lender agrees to grant the following loans to the Borrower and the co-borrower

一 、借款金额：(币种)人民币(大写) 贰佰万 元 整 。

Loan amount: (Currency) RMB (in words) Two million yuan only.

二、借款用途：牲畜屠宰经营。

Loan purpose: livestock slaughtering operation.

三、借款期限：自 2025年8月29日起至2028 年8月28日止。

Loan term: from August 29, 2025 to August 28, 2028.

四 、贷款利率为年利率(单利),为以下第(一)种：

The interest rate of the loan is the annual interest rate (simple interest), which is the following (1) :

(一)固定利率，为5.2%,即在本合同签订日的前一工作日的最近一期1年期(1 年期/5年期以上)贷款市场报价利率基础上，加(加/减)220(N个基点)。本合同有效期内，合同执行利率保持不变，不跟随贷款市场报价利率调整。

The fixed interest rate, being 5.2%, namely, plus (plus/minus)220(N basis points) based on the quoted market rate of the latest 1-year (1-year / 5-year plus) loan on the business day preceding the date hereof. During the term of this Contract, the execution interest rate shall remain unchanged and shall not be adjusted in accordance with the quoted interest rate in the loan market.

(二)固定利率，本合同有效期内每笔贷款执行利率保持不变，不跟随贷款市场 报价利率调整。其中：1.如贷款放款时确定的贷款期限为1年期(含)以内，则该笔贷款执行利率以贷款放款日的前一工作日的最近一期1年期贷款市场报价利率为定价基础（加/减）(N个基点);2.如贷款放款时确定的贷款期限为1年期以上5年期(含)以内，则该笔贷款执行利率以贷款放款日的前一工作日的最近一期 (1年期/5年期以上)贷款市 场报价利率为定价基础， (加/减) (N个基点);3.如贷款放款时确定的贷款期限为5年期以上，则该笔贷款执行利率以贷 款放款日的前一工作日的最近一期5年期以上贷款市场报价利率为定价基础， (加/减) (N个基点)。

Fixed interest rate. During the term of this Contract, the execution interest rate of each loan shall remain unchanged and shall not be adjusted with the quoted interest rate in the loan market. Among them: 1. If the loan term determined at the time of lending is less than 1 year (inclusive), the execution interest rate of the loan shall be based on (plus/minus) the quoted interest rate of the latest 1-year loan market on the working day prior to the loan lending date (N basis points); 2. If the loan term determined at the time of loan lending is more than 1 year and less than 5 years (inclusive), the execution interest rate of the loan shall be based on the quoted interest rate of the latest loan market (1 year/more than 5 years) of the working day prior to the loan lending date. (plus/minus) (N basis points); 3. If the loan term determined at the time of loan lending is more than 5 years, the execution interest rate of the loan shall be based on the quoted market interest rate of the latest loan term more than 5 years on the working day prior to the loan lending date, (plus/minus) (N basis points).

(三)浮动利率，在本合同签订日的前一工作日的最近一期 (1年期/5年期以上)贷款市场报价利率基础上 (加/减) (N个基点)。合同执行利率按 (月/季/年)调整，利率整日为贷款市场报价利率调整后 (次月1日/次季首日/次年 首日)。

Floating interest rate, based on (plus/minus) (N basis points) the quoted interest rate in the latest loan market (1-year / 5-year or more) of the working day prior to the signing date of this Contract. The contract execution interest rate shall be adjusted on a (monthly/quarterly/annual) basis, and the interest rate shall be adjusted ( on the first day of the next month/the first day of the next quarter/the first day of the next year).

(四)浮动利率，其中：1.如贷款放款时确定的贷款期限为1年期(含)以内， 则该笔贷款执行利率以贷款放款日的前一工作日的最近一期1年期贷款市场报价利 率为定价基础，(加/减) (N个基点); 2.如贷款放款时确定的贷款期限为1年期以年期以上5年期(含)以内，则该笔贷款执行利 率以贷款放款日的前一工作日的最近一期 (1年期/5年期以上)贷款市场报价利率为定价基础， (加/减) (N个基点);3.如贷款放款时确定的贷款期限为5年期以上，则该笔贷款执行利率以贷款放款日的前一工作日的最近一期5年期以上贷款市场报价利率为定价基础， (加/减) (N个基点)。贷款执行利率按(月/季/年)调整，利率调整日为贷款市场报价利率调整后 (次月1日/次季首日/次年首日)。

Floating interest rate, among which: 1. If the loan term determined at the time of loan disbursement is one year (inclusive) or less, the execution interest rate of this loan shall be based on the most recent one-year loan prime rate on the working day prior to the loan disbursement date, (plus/minus) (N basis points). 2. If the loan term determined at the time of lending is more than 1 year and less than 5 years (inclusive), the execution interest rate of the loan shall be based on the quoted market interest rate of the latest loan (more than 1 year /5 years) of the working day prior to the loan lending date. (plus/minus) (N basis points); 3. If the loan term determined at the time of lending is more than 5 years, the execution interest rate of the loan shall be based on the quoted market interest rate of the latest loan term more than 5 years on the working day prior to the loan lending date, (plus/minus) (N basis points). The loan execution interest rate shall be adjusted on a (monthly/quarterly/annual) basis, and the interest rate adjustment date shall (the first day of the next month/the first day of the next quarter/the first day of the next year).

(五) (固定利率/浮动利率),采用分段执行差异利率的方式 。若为固定利率，执行利率保持不变，不跟随贷款市场报价利率调整；若为浮动利率，执行利率按(月/季/年)调整，利率调整日为贷款市场报价利率调整后(次月1日/次季首日/次年首日)。

(fixed interest rate/floating interest rate), the method of implementing differential interest rate in sections shall be adopted :. If it is a fixed interest rate, the execution interest rate will remain unchanged and will not be adjusted according to the quoted interest rate in the loan market; If it is a floating interest rate, the execution interest rate shall be adjusted (month/quarter/year), and the interest rate adjustment date shall be after the adjustment of the quoted interest rate in the loan market (the first day of the next month/the first day of the next quarter/the first day of the next year).

如本合同采用浮动利率，在合同约定的利率调整日，执行利率按利率调整日的前一工作日的最近一期相应期限品种贷款市场报价利率，及合同约定的加减点数调整。当贷款本金逾期后，执行利率不跟随贷款市场报价利率调整。

If this contract adopts a floating interest rate, on the interest rate adjustment date agreed in the contract, the execution interest rate shall be adjusted according to the quoted interest rate of the latest loan market of the corresponding term of the working day prior to the interest rate adjustment date, and the plus or minus points agreed in the contract. When the loan principal is overdue, the execution interest rate will not be adjusted to follow the quoted interest rate in the loan market.

本合同签订日的前一工作日的最近一期1年期贷款市场报价利率为3.0%,最近 一期5年期以上贷款市场报价利率为3.5%。

The quoted interest rate in the market of the latest 1-year loan is 3.0% on the working day prior to the signing date of this Contract, and the quoted interest rate in the market of the latest 5-year loan is 3.5%.

本合同约定的1个基点等于0.01个百分点。

One basis point agreed herein is equal to 0.01 percentage point.

除特别约定外，本项约定中“日”指自然日。

Unless otherwise agreed, “day” in this agreement means a natural day.

如本合同采用自主定价贷款模式，贷款利率按《贷款利率定价补充协议》执行。

If the contract adopts the self-pricing loan mode, the loan interest rate shall be implemented in accordance with the Supplementary Agreement on Loan Interest Rate Pricing.

本合同项下贷款利息及罚息、复利金额均含增值税；但如按国家税务部门规定， 本合同项下贷款免征增值税，则贷款利息及罚息、复利金额不含增值税。

The amount of loan interest, penalty interest and compound interest under this contract includes VAT; However, if the loan hereunder is exempted from VAT according to the regulations of the national tax authority, the amount of loan interest, penalty interest and compound interest shall not include VAT.

五、借贷双方约定按以下第(一)种方式还本付息：

The borrower and the lender agree to repay the principal and interest in the following manner (1) :

(一)按月(月/季/年)还息(包括罚息、复利),到期还本。还息日为每月/ 季末月/年末月的21日。如借款本金的最后一次偿还日不在还息日，则未付利息应利 随本清。

(1) Repay interest (including penalty interest and compound interest) on a monthly (monthly/quarterly/year) basis and repay principal when due. The interest repayment date is the 21st of each month/quarter end/year-end month. If the last repayment date of the principal of the loan is not the interest repayment date, the unpaid interest shall be settled with the principal.

( 二 ) 按 (月/季)分期还款，还款日为每月或每季末月的21日。借贷双方约定按以下第 种方式还款，计算公式如下：

(2) Repayment shall be made in (monthly/quarterly) instalments, and the repayment date shall be the 21st day of each month or the end of each quarter. The borrower and the lender agree to repay the loan in the following way, and the calculation formula is as follows:

1. 等额本息还款法Equal principal and interest repayment method：

每期还款金额=(借款本金*期利率*(1+期利率)借款期数/((1+期利率)借款期数-1）

Repayment amount per term =(loan principal * term interest rate *(1+ term interest rate) Number of loan terms /((1+ term interest rate) number of loan terms -1)

2. 等额本金还款法Equal principal repayment method：

每期还款额=(借款本金/借款期数)+((借款本金-累计已归还本金额)*期利率)

Repayment amount per period =(loan principal/number of loan periods)+((loan principal - accumulated principal amount repaid)* interest rate for the period)

(三)按 (月/季/年)还息(包括罚息、复利),分期还本。还息日为每月/ 季末月/年末月的21日。本金分期还款计划约定如下：

Repayment of interest (including penalty interest and compound interest) on (monthly/quarterly/annual basis) and repayment of principal in installments. The interest repayment date is the 21st of each month/quarter end/year-end month. The principal installment repayment plan is agreed as follows:

还款日期Repayment Date			还款金额（小写） Repayment amount (in lowercase)
年year	月 Month	日 day

组合还款方式，即可采用上述(一)(二)(三)等作为不同贷款期间的还 款方式。各期间段还款方式如下： 。(4)Combined repayment methods, the above (1), (2) and (3) may be adopted as repayment methods for different loan periods. The repayment method for each period is as follows:

其他还款方式： 。(5) Other repayment methods: .
六、提前还款时利率不变。

Interest rate remains unchanged in case of prepayment.

第九条 贷后资金监管

Article 9 Supervision of post-loan funds

借款人须设立专门资金回笼账户，账号： [•], 开户行：[•]，并按贷款人要求提供该账户资金往来 情况。借款人以本合同贷款从事经营活动的资金往来应通过上述账户结算。

The borrower shall set up a special fund recovery account, account number: 9050712010010000028641, opening bank: Pucheng County Rural Credit Cooperative Suburban Credit Cooperative, and provide the fund flow of this account as required by the lender. The borrower’s capital transactions for business activities with the loan hereunder shall be settled through the above account.

第十条 违约责任

Article 10 Liability for breach of contract

本合同生效后，任何一方违约，应承担相应的法律责任，并赔偿对方的经济损失。

After this Contract becomes effective, if either party breaches the contract, it shall bear corresponding legal liabilities and compensate the other party for economic losses.

一、借款人、共同借款人未按合同约定使用借款，从其挪用之日起贷款人有权按实际 挪用使用天数对被挪用的借款在本合同载明的贷款利率水平上加收100%计收挪用贷款罚 息。

If the Borrower or the co-borrower fails to use the loan as agreed in the contract, the lender has the right to charge 100% penalty interest on the misappropriated loan at the loan interest rate specified in the Contract according to the actual days of misappropriation from the date of misappropriation.

二、借款人、共同借款人未按合同约定偿还借款，自借款逾期之日起贷款人有权按实际逾期天数对逾期的借款在本合同载明的贷款利率水平上加收50%计收逾期贷款罚息。

If the Borrower or the co-borrower fails to repay the loan as agreed herein, the lender shall have the right to charge 50% additional overdue loan penalty interest on the overdue loan according to the actual overdue days from the date of overdue loan.

三、借款人、共同借款人未按时支付的利息(包括贷款到期前及贷款到期后的利息、挪用贷款罚息、逾期贷款罚息)按逾期贷款罚息利率计收复利。

Interest not paid on time by the Borrower and the co-borrower (including interest before and after the maturity of the loan, penalty interest for misappropriation of the loan and penalty interest for overdue loan) shall be compounded at the penalty interest rate for overdue loan.

四 、同一借款既逾期又未按合同约定用途使用的，罚息利率按较高者计算。

If the same loan is neither overdue nor used for the purpose agreed in the contract, the penalty interest rate shall be calculated at the higher rate.

五、借款人、共同借款人提前偿还贷款本金，贷款人有权收取违约金，违约金计算规则为 。对小微企业不收取本项违约金。

If the Borrower and the co-borrower repay the loan principal in advance, the Lender shall have the right to charge liquidated damages, which shall be calculated as follows. Small and micro enterprises will not be charged liquidated damages for this item.

第十一条其他约定

Article 11 Other provisions

一、本合同项下贷款担保见《保证合同》。

I. The loan guarantee under this Contract is set out in the “Guarantee” Contract.

第十二条 共同借款人

Article 12 Joint borrowers

共同借款人自愿与借款人共同承担本合同项下债务及贷款人为实现债权产生的 所有费用等还款责任，并承诺履行本合同约定的借款人应承担的所有义务和责任。贷 款人有权要求任一共同借款人履行本合同项下的全部债务并承担相关费用。

The Joint Borrower voluntarily and jointly assumes with the Borrower the repayment liabilities of the debts hereunder and all expenses incurred by the Lender to realize the creditor’s rights, and undertakes to perform all the obligations and responsibilities that the Borrower shall assume as agreed herein. The Lender shall have the right to require any of the joint borrowers to perform all the obligations under this Contract and bear the relevant expenses.

第十三条 争议解决方式

Article 13 Means of dispute resolution

本合同履行中如有争议，可由双方协商解决，也可按以下第 ( 一 )种方式解决：

Any dispute arising from the performance of this Contract shall be settled by both parties through negotiation or in the following manner (1) :

一 、诉讼。 Litigation.

由贷款人住所地、具体办理贷款的网点所在地、合同签约地或有管辖权的人民法院管辖。

It shall be under the jurisdiction of the place where the lender has his domicile, the location of the specific branch handling the loan, the place where the contract is signed or the people’s court with jurisdiction.

二 、仲裁。提交 (仲裁机构全称)按其仲裁规则进行仲裁。

Arbitration. To submit (full name of the arbitration institution) for arbitration in accordance with its arbitration rules.

各方同意贷款人有权将合同当事人信息提供给第三方调解组织用于调解目的，或在立案前由前述管辖法院先行委派或组织调解(依法不适宜调解的除外)。

The parties agree that the Lender has the right to provide the information of the parties to the contract to a third party mediation organization for mediation purposes, or to be appointed or organized by the aforementioned competent court before filing the case (except where mediation is not appropriate according to law).

各方同意人民法院或仲裁等机构或组织可以通过线上调解、线上立案、线上送达、线上举证质证、线上开庭、线上宣判等方式审理争议。

The parties agree that the people’s court, arbitration and other institutions or organizations may try disputes through online mediation, online case filing, online service, online evidence cross-examination, online court hearing, online sentencing and other means.

诉讼或仲裁期间，本合同不涉及争议的条款仍须履行。

During the litigation or arbitration, the provisions of this contract not involved in the dispute shall still be performed.

各方当事人因履行本合同产生争议的，可拨打福建农信客户服务热线96336或福建省银行业保险业消费者权益保护服务中心统一服务专线968133。

In case of any dispute arising from the performance of this Contract, the parties may call Fujian Rural Credit Customer Service hotline 96336 or Fujian Banking and Insurance Consumer Rights Protection Service Center unified service line 968133.

本合同适用中华人民共和国(不含港澳台)法律。

This contract shall be governed by the laws of the People’s Republic of China (excluding Hong Kong, Macao and Taiwan).

第十四条 本合同自借贷双方签名或盖章之日起生效。本合同一式 份，借款人、 共同借款人(若有)、各执壹份，贷款人执壹份，具有同等法律效力。

Article 14 This Contract shall come into force upon being signed or sealed by both parties. This Contract is made in duplicate, with one held by the Borrower, the co-borrower (if any) and one held by the Lender, each of which shall have the same legal effect.

★★签 约 重 要 内 容 确 认

Please confirm the details of the signed contract.

一、借款人、共同借款人清楚地知悉贷款人的经营范围、授权权限。

The Borrower and the co-borrower are clearly aware of the business scope and authorization authority of the Lender.

借款人、共同借款人已阅读本合同所有条款，贷款人已对本合同所有条款进 行详尽说明，并着重就合同中的黑体字部分向借款人做了特别的说明和解释。借款人、共同借款人对合同的全部条款及法律后果已全面充分理解且均无疑义，并对有关权利义务和责任限制或免除条款的法律含义有准确无误的理解，对所有条款的法律后果已全面充分理解。The Borrower and the Co-Borrowers have read all the terms of this Contract, and the Lender has given a detailed explanation of all the terms of this Contract, and has made special explanations and explanations to the Borrower with emphasis on the bold words in this Contract. The Borrower and the co-Borrower have fully and undoubtedly understood all the terms and legal consequences of the Contract, and have accurately and accurately understood the legal meaning of the relevant terms of limitation or exemption of rights, obligations and liabilities, and have fully and fully understood the legal consequences of all terms.

三、借款人、共同借款人保证具有独立或经合法授权签署和履行本合同的民事权 利能力和民事行为能力，否则应赔偿贷款人的全部损失。

The Borrower and the co-Borrower warrant that they have the capacity for civil rights and civil conduct to sign and perform this Contract independently or legally authorized, failing which, they shall compensate the Lender for all losses incurred.

四 、借款人、共同借款人承诺贷款资金不得用于从事股本权益性投资，不得用于 借款人股东分红，不得用于购买股票、有价证券、期货、理财产品等金融产品或金融衍生品，不得用于购买房产，不得用于借贷牟取非法收入，不得用于监管机构禁止银 行贷款进入或支持的领域，不得用于其他违反国家法律、政策规定的领域。

The loan funds promised by the Borrower and the co-borrower shall not be used for equity investment, dividends to the shareholders of the Borrower, purchase of stocks, securities, futures, financial products and other financial products or financial derivatives, purchase of real estate, or seek illegal income through borrowing. It shall not be used in the fields prohibited by the regulatory authorities from entering or supporting the bank’s loans, and shall not be used in other fields that violate the provisions of national laws and policies.

借款人（盖章）： Borrower (seal) : 法定代表人：陈小华 Legal representative: Chen Xiaohua 授权代理人： Authorized Agent:	共同借款人（盖章）： Joint borrowers (seal) :
贷款人（盖章）： Lender (seal) : 法定代表人：黄森亮 Legal representative: Huang Senliang 授权代理人： Authorized Agent:

签约时间：2025年8月29日

Signing time: August 29, 2025

签约地点：浦城县农村信用合作联社城郊信用社

Signing place: Pucheng County Rural Credit Cooperative Union Suburban Credit Cooperative